Exhibit 10.51

                             AGREEMENT OF AMENDMENT
                                       TO
                          LOAN AND SECURITY AGREEMENT,
                         MORTGAGE, ASSIGNMENT OF LEASES
                               AND OTHER DOCUMENTS

     This Agreement of Amendment to Loan and Security Agreement, Mortgage, Assignment of Leases and Other Documents ("Agreement") is effective as of March 13, 2002 by and among FLEET NATIONAL BANK, Successor in interest to SUMMIT BANK having offices at 3670 Route 9 South, Freehold, New Jersey, 07728 ("Lender"); OSTEOTECH, INC., a Delaware Corporation, OSTEOTECH INVESTMENT CORPORATION, a New Jersey Corporation, CAM IMPLANTS, INC., a Colorado Corporation, OSTEOTECH, B.V., H.C. IMPLANTS, B.V., CAM IMPLANTS, B.V., OSTEOTECH/CAM SERVICES, B.V., each a Company of The Netherlands, OSTEOTECH, S.A., and OST DEVELOPPEMENT S.A., each a Corporation of France (jointly and severally "Borrower").

RECITALS

     A. Borrower has executed and delivered the following payable to the order of Lender:

     (i) a certain Convertible Revolving Note dated June 10, 1999 in the maximum principal sum of up to $5,000,000.00, as amended by Allonge to Convertible Revolving Note dated March 8, 2001 and by a Second Allonge to Convertible Revolving Note dated September 10, 2001 (the "Revolving Note");

     (ii) a certain Equipment Loan Note dated June 10, 1999 in the principal sum of $17,000,000.00, as amended by Allonge to Equipment Loan Note dated December 8, 2000 and by a Second Allonge to Equipment Loan Note dated March 8, 2001 and a Third Allonge to Equipment Loan Note dated September 10, 2001 (the "Equipment Loan Note"), and

     (iii) a certain Mortgage Term Note dated December 7, 2000 in the principal sum of $4,500,000.00 (the "Mortgage Note").

     The Revolving Note, the Equipment Loan Note and the Mortgage Note are sometimes referred to collectively as the "Note."

     B. In connection with the execution and delivery of the Note and to secure payment and performance of the Note and other obligations of Borrower to Lender, the Lender and Borrower have executed, among other things, a Loan and Security Agreement effective June 10, 1999, as amended by Allonge to Loan and Security Agreement dated December 8, 2000 and Second Allonge to Loan and Security Agreement dated March 8, 2001 and a Third Allonge to Loan and Security Agreement dated September 10, 2001 ("Loan Agreement").

     C. To secure payment of the Equipment Loan Note and the Mortgage Note and other obligations of Borrower to Lender, Osteotech, Inc. has executed and delivered, among other things, a certain Mortgage dated June 10, 1999 ("Mortgage") and Assignment of Leases dated June 10, 1999 ("Assignment of Leases") in favor of Lender by which, among other things, Osteotech has granted Lender a lien and interest as to certain real estate. The Mortgage was recorded in the office of the Clerk of Monmouth County on June 22, 1999 in Book MB - 6853, commencing at page 575. The Assignment of Leases was recorded in the office of the Clerk of Monmouth County on July 22, 1999 in Book AM-832, commencing at page 36.

     D. In addition to the foregoing documents, the Borrower and Lender have executed or delivered other related agreements, certificates and instruments perfecting or otherwise relating to the security interests created. For purposes of this Agreement, the Note, Loan Agreement, Mortgage, Assignment of Leases and related collateral agreements, certificates and instruments are collectively referred to as the "Loan Documents".

     E. Borrower has requested a modification of the loan evidenced by the Note subject to the Loan Documents.

     F. Lender and Borrower wish to clarify their rights and duties to one another as set forth in the Loan Documents.

     NOW, THEREFORE, in consideration of the promises, covenants and understandings set forth in this Agreement and the benefits to be received from the performance of such promises, covenants and understandings, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

AGREEMENTS

1. Lender and Borrower reaffirm, consent and agree to all of the terms and conditions of the Loan Documents as binding, effective and enforceable according to their stated terms, except to the extent that such Loan Documents are hereby expressly modified by this Agreement.

2. In the case of any ambiguity or inconsistency between the Loan Documents and this Agreement, the language and interpretation of this Agreement is to be deemed binding and paramount.

3. The Loan Documents (and any exhibits thereto) are hereby amended as follows:


     A. As to the Revolving Note:

     (1) The term "Conversion Date" is hereby redefined as the "Maturity Date." The Maturity Date is defined as April 30, 2004. Upon the Maturity Date, the full amount of unpaid principal, together with unpaid accrued interest, is due and payable.

     (2) The second paragraph of the Revolving Note is hereby amended to read as follows:

          Prior to January 1, 2002, this Note bore interest at the option of the Borrower, at either Lender's Prime Rate minus three-quarters of one percent or the applicable Base LIBOR Rate plus 175 basis points. Effective January 1, 2002 and ending November 14, 2002, this Note bears interest and is repayable in monthly installments of interest only (and not principal) at a fluctuating interest rate per annum equal at all times to either (a) the Lender's Prime Rate (as hereinafter defined) of interest in effect from time to time plus 150 basis points, each change in such fluctuating rate to take effect simultaneously with the corresponding change in such Prime Rate, without notice to the undersigned or (b) the applicable Base LIBOR Rate as defined in the Loan Agreement plus 400 basis points, at the option of the Borrower pursuant to the Loan Agreement. Commencing with the receipt by Lender of Borrower's September 30, 2002 financial statements, and effective 45 days following quarter end, interest is repayable in accordance with the following at the option of Borrower, if the ratio of the Borrower's Senior Funded Debt as determined in accordance with generally accepted accounting principles consistently applied, to EBITDA as more fully described below ("Ratio") is as follows:

          Ratio                           Option              -or-          Option
          -----                           ------                            ------
          Less than 1.5:1        Base LIBOR +225 bp ("Libor Rate")    Prime Rate - 25bp

          1.5:1 - 2.5:1          Base LIBOR + 300 bp ("Libor Rate")   Prime Rate + 50 bp

          2.5:1 - 3.99:1         Base LIBOR + 350 bp ("Libor Rate")   Prime Rate + 100 bp

          4.1 and greater        Base LIBOR + 400 bp ("Libor Rate")   Prime Rate + 150 bp


          For purposes of determining a Ratio:

          (i) The first determination will be made by Lender for the third quarter, 2002. The determination will be made by dividing (a) the Senior Funded Debt as of September 30, 2002 by (b) the sum of the first three quarters of the Borrower's EBITDA, divided by 3, then multiplied by 4;

          (ii) Thereafter, each determination of the Ratio will be made by Lender on a rolling four quarter basis; and

          (iii)Senior Funded Debt means all indebtedness of the Borrower owing to financial institutions, all bonds, notes and debentures payable by the Borrower (unless subordinated to Fleet National
               Bank), all outstanding letters of credit issued for the account of the Borrower, and all capital leases of the Borrower.

          Each payment is to be made on the first day of each month. In no event is the interest rate to be higher than the maximum lawful rate. The Prime Rate of Lender means the fluctuating Prime Rate of interest established by Fleet National Bank from time to time whether or not such rate shall be otherwise published. The Prime Rate is established for the convenience of Lender. It is not necessarily Lender's lowest rate. In the event that there should be a change in the Prime Rate of Lender, such change shall be effective on the date of such change without notice to Borrower or any guarantor, endorser or surety. Any such change will not effect or alter any other term or conditions of this Note.

     (3) The third paragraph of the Revolving Note is hereby deleted in its entirety.

     (4) The fifth paragraph of the Revolving Note is hereby amended to read as follows:

          All payments on this Note shall be made in immediately available lawful money of the United States by direct charge to Borrower's deposit accounts with Lender. In addition to the provision above for direct charge of payments due, Lender is hereby authorized, at its sole discretion, to debit any other of the Borrower's accounts for payments due. This authorization shall not affect the Borrower's obligations to pay when due all amounts payable under this Note, whether or not there are sufficient funds therefor in such accounts. The foregoing authorization is in addition to, and not in limitation of, any rights of setoff. All payments shall be applied first to the payment of all fees, expenses and other amounts due to Lender (excluding principal and interest), then to accrued interest, and the balance on account of outstanding principal; provided, however, that after Default, payments will be applied to the Debt of Borrower to Lender as Lender determines in its sole discretion.

     (5) The sixth paragraph of the Revolving Note is hereby amended to read as follows:

          In the event of Default, interest accrues on all amounts payable hereunder at a rate equal to five (5%) percent above the interest rate otherwise payable. Borrower acknowledges that: (i) such additional rate is material inducement to Lender to make the loans; (ii) Lender would not have made the loans evidenced by this Note in the absence of the agreement of the Borrower to pay such default rate; (iii) such additional rate represents compensation for increased risk to Lender that the loans evidenced by this Note will not be repaid; and (iv) such rate is not a penalty and represents a reasonable estimate of (a) the cost to Lender in allocating its resources (both personnel and financial) to the ongoing review, monitoring, administration and collection of the loans evidenced by this Note and (b) compensation to Lender for losses that are difficult to ascertain.

     (6) The seventh paragraph of the Revolving Note is hereby amended to read as follows:

          In the event any payment is received by Lender more than ten (10) days after the date due, the undersigned Borrower is to pay, to the extent permitted by law, Lender a late charge of five (5%) percent of the overdue payment. Any such late charge assessed is immediately due and payable. Any payment received after 3:00 P.M. on a banking day is deemed received on the next succeeding banking day.

     (7) The following is added to the Revolving Note:

          Upon receipt of an affidavit of an officer of Lender as to the loss, theft, destruction or mutilation of this Note or any other security document which is not of public record, and, in the case of any such loss, theft, destruction or mutilation, upon cancellation of this

          Note or other security document (and delivery of an indemnity in favor of Borrower should it be determined that the affidavit of the officer of Lender was false, materially incorrect, or the Note has been lost and a claim based upon the lost Note has been made against the Borrower), Borrower will issue, in lieu thereof, a replacement note or other security document in the same principal amount thereof and otherwise of like tenor.

     (8) The last paragraph of the Revolving Note is hereby amended to read as follows:

          BORROWER AND LENDER (BY ACCEPTANCE OF THIS NOTE) MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE, OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS OR ACTIONS OF LENDER RELATING TO THE ADMINISTRATION OF THIS NOTE OR ENFORCEMENT OF THE LOAN DOCUMENTS, AND AGREE THAT NEITHER PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. BORROWER CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR LENDER TO ACCEPT THIS NOTE AND MAKE THE REVOLVING LOAN.

     (9) All references to prepayment premiums in the Revolving Note are hereby deleted except during any period in which they relate to a Loan subject to a LIBOR Rate.

     B. As to the Equipment Loan Note:

     (1) The second paragraph of the Equipment Loan Note is hereby amended to read as follows:

          Prior to January 1, 2002, this Note bore interest, at the option of the Borrower at either the Lender's Prime Rate minus one-half of one percent or the applicable Base LIBOR Rate plus 175 basis points. Effective as of the Conversion Date, the Borrower began monthly payments of principal and interest, such principal payments repayable in 84 equal monthly installments, the first of such payments was made as of the second month following the Conversion Date and on the same day of each successive month. As of the Conversion Date through December 31, 2001, this Note bore interest at the applicable LIBOR Rate

          (Equipment) defined in the Loan Agreement. Effective January 1, 2002 and ending November 14, 2002, this Note bears interest and is repayable in monthly installments of interest, such interest to be at a fluctuating interest rate per annum equal at all times to either (a) the Lender's Prime Rate (as hereinafter defined) of interest in effect from time to time plus 150 basis points, each change in such fluctuating rate to take effect simultaneously with the corresponding change in such Prime Rate, without notice to the undersigned or (b) the applicable Base LIBOR Rate as defined in the Loan Agreement plus 400 basis points, at the option of the Borrower pursuant to the Loan Agreement. Effective September 10, 2001 the Borrower was to commence payment of principal, together with interest, in 84 equal monthly installments on the same day of each successive month thereafter commencing December 1, 2001. Borrower is to continue making such principal and interest payments and, upon the 84th such installment payment (the "Maturity Date"), the full amount of unpaid principal together with unpaid accrued interest is due and payable. Commencing with the receipt by Lender of Borrower's September 30, 2002 financial statements, and effective 45 days following quarter end, interest is repayable in accordance with the following at the option of Borrower, if the ratio of the Borrower's Senior Funded Debt as determined in accordance with generally accepted accounting principles consistently applied, to EBITDA as more fully described below ("Ratio") is as follows:

          Ratio                          Option              -or-             Option
          -----                          ------                               ------
          Less than 1.5:1       Base LIBOR +225 bp ("Libor Rate")     Prime Rate - 25bp

          1.5:1 - 2.5:1         Base LIBOR + 300 bp ("Libor Rate")    Prime Rate + 50 bp

          2.5:1 - 3.99:1        Base LIBOR + 350 bp ("Libor Rate")    Prime Rate + 100 bp

          4.1 and greater       Base LIBOR + 400 bp ("Libor Rate")    Prime Rate + 150 bp

          For purposes of determining a Ratio:

          (i) The first determination will be made by Lender for the third quarter, 2002. The determination will be made by dividing (a) the Senior Funded Debt as of September 30, 2002 by (b) the sum of the first three quarters of the Borrower's EBITDA, divided by 3, then multiplied by 4;

          (ii) Thereafter, each determination of the Ratio will be made by Lender on a rolling four quarter basis.; and

          (iii)Senior Funded Debt means all indebtedness of the Borrower owing to financial institutions, or bonds, notes and debentures payable by the Borrower (unless subordinated to Fleet National Bank), all outstanding letters of credit issued for the account of the Borrower, and all capital leases of the Borrower.

          Each payment is to be made on the first day of each month. In no event is the interest rate to be higher than the maximum lawful rate. The Prime Rate of Lender means the fluctuating Prime Rate of interest established by Fleet

          National Bank from time to time whether or not such rate shall be otherwise published. The Prime Rate is established for the convenience of Lender. It is not necessarily Lender's lowest rate. In the event that there should be a change in the Prime Rate of Lender, such change shall be effective on the date of such change without notice to Borrower or any guarantor, endorser or surety. Any such change will not effect or alter any other term or conditions of this Note.


     (2) The third paragraph of the Equipment Loan Note is hereby deleted.

     (3) The fifth paragraph of the Equipment Loan Note is hereby amended to read as follows:

          All payments on this Note shall be made in immediately available lawful money of the United States by direct charge to Borrower's deposit accounts with Lender. In addition to the provision above for direct charge of payments due, Lender is hereby authorized, at its sole discretion, to debit any other of the Borrower's accounts for payments due. This authorization shall not affect the Borrower's obligations to pay when due all amounts payable under this Note, whether or not there are sufficient funds therefor in such accounts. The foregoing authorization is in addition to, and not in limitation of, any rights of setoff. All payments shall be applied first to the payment of all fees, expenses and other amounts due to Lender (excluding principal and interest), then to accrued interest, and the balance on account of outstanding principal; provided, however, that after Default, payments will be applied to the Debt of Borrower to Lender as Lender determines in its sole discretion.

     (4) The sixth paragraph of the Equipment Loan Note is hereby amended to read as follows:

          In the event of Default, interest accrues on all amounts payable hereunder at a rate equal to five (5%) percent above the interest rate otherwise payable. Borrower acknowledges that: (i) such additional rate is material inducement to Lender to make the loans; (ii) Lender would not have made the loans evidenced by this Note in the absence of the agreement of the Borrower to pay such default rate; (iii) such additional rate represents compensation for increased risk to Lender that the loans evidenced by this Note will not be repaid; and (iv) such rate is not a penalty and represents a reasonable estimate of (a) the cost to Lender in allocating its resources (both personnel and financial) to the ongoing review, monitoring, administration and collection of the loans evidenced by this Note and (b) compensation to Lender for losses that are difficult to ascertain.

     (5) The seventh paragraph of the Equipment Loan Note is hereby amended to read as follows:

          In the event any payment is received by Lender more than ten (10) days after the date due, the undersigned Borrower is to pay, to the extent permitted by law, Lender a late charge of five (5%) percent of the overdue payment. Any such late charge assessed is immediately due and payable. Any payment received after

          3:00 P.M. on a banking day is deemed received on the next succeeding banking day.

     (6) The following is added to the Equipment Loan Note:

          Upon receipt of an affidavit of an officer of Lender as to the loss, theft, destruction or mutilation of this Note or any other security document which is not of public record, and, in the case of any such loss, theft, destruction or mutilation, upon cancellation of this Note or other security document (and delivery of an indemnity in favor of Borrower should it be determined that the affidavit of the officer of Lender was false, materially incorrect, or the Note has been lost and a claim based upon the lost Note has been made against the Borrower), Borrower will issue, in lieu thereof, a replacement note or other security document in the same principal amount thereof and otherwise of like tenor.

     (7) The last paragraph of the Equipment Loan Note is hereby amended to read as follows:

          BORROWER AND LENDER (BY ACCEPTANCE OF THIS NOTE) MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE, OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS OR ACTIONS OF LENDER RELATING TO THE ADMINISTRATION OF THIS NOTE OR ENFORCEMENT OF THE LOAN DOCUMENTS, AND AGREE THAT NEITHER PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. BORROWER CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR LENDER TO ACCEPT THIS NOTE AND MAKE THE LOAN.

     (8) All references to a prepayment premium in the Equipment Loan Note are hereby deleted except during any period in which they relate to a Loan subject to a LIBOR Rate.

     C. As to the Mortgage Note:

     (1) The second paragraph of the Mortgage Note is hereby amended to read as follows:

          Prior to January 1, 2002, this Note bore interest during each calendar month at a fixed rate of 7.38% per annum. Effective January 1, 2002 and ending November 14, 2002, this Note bears interest and is repayable in monthly installments of interest at a fluctuating interest rate per annum equal at all times to either (a) the Lender's Prime Rate (as hereinafter defined) of interest in effect from time to time plus 150 basis points, each change in such fluctuating rate to take effect simultaneously with the corresponding change in such Prime Rate, without notice to the undersigned or (b) the applicable Base LIBOR Rate as defined in the Loan Agreement plus 400 basis points, at the option of the Borrower pursuant to the Loan Agreement. Commencing with the receipt by Lender of Borrower's September 30, 2002 financial statements, and effective 45 days following quarter end, interest is repayable in accordance with the following at the option of Borrower, if the ratio of the Borrower's Senior Funded Debt as determined in accordance with generally accepted accounting principles consistently applied, to EBITDA as more fully described below ("Ratio") is as follows:

          Ratio                         Option               -or-            Option
          -----                         ------                               ------
          Less than 1.5:1      Base LIBOR +225 bp ("Libor Rate")     Prime Rate - 25bp

          1.5:1 - 2.5:1        Base LIBOR + 300 bp ("Libor Rate")    Prime Rate + 50 bp

          2.5:1 - 3.99:1       Base LIBOR + 350 bp ("Libor Rate")    Prime Rate + 100 bp

          4.1 and greater      Base LIBOR + 400 bp ("Libor Rate")    Prime Rate + 150 bp

          For purposes of determining a Ratio:

          (i) The first determination will be made by Lender for the third quarter, 2002. The determination will be made by dividing (a) the Senior Funded Debt as of September 30, 2002 by (b) the sum of the first three quarters of the Borrower's EBITDA, divided by 3, then multiplied by 4;

          (ii) Thereafter, each determination of the Ratio will be made by Lender on a rolling four quarter basis; and

          (iii)Senior Funded Debt means all indebtedness of the Borrower owing to financial institutions, all bonds, notes and debentures payable by the Borrower (unless subordinated to Fleet National
               Bank), all outstanding letters of credit issued for the account of the Borrower, and all capital leases of the Borrower.

          The first thirteen (13) months of principal and interest was to be paid by the Borrower to Lender in equal installments of principal and interest in the amount of Thirty-Six Thousand Two Hundred Three Dollars - 56/100 ($36,203.56)
          commencing February 1, 2001 and on the same day of each successive month thereafter. Effective as of the date of the Agreement, remaining principal and interest is to be paid during and throughout the period of one hundred seven (107) months in equal payments of principal in the amount of Nineteen Thousand Three Hundred Twenty-Nine - 36/100 Dollars ($19,329.36), together with accrued interest by the Borrower to Lender on the first day of each month commencing on April 1, 2002, and on the same day of each successive month thereafter. Upon the 107th such installment (the "Maturity Date"), the full amount of unpaid principal, together with unpaid accrued interest is due and payable. In no event is the interest rate to be higher than the maximum lawful rate. The Prime Rate of Lender means the fluctuating Prime Rate of interest established by Fleet National Bank from time to time whether or not such rate shall be otherwise published. The Prime Rate is established for the convenience of Lender. It is not necessarily Lender's lowest rate. In the event that there should be a change in the Prime Rate of Lender, such change shall be effective on the date of such change without notice to Borrower or any guarantor, endorser or surety. Any such change will not effect or alter any other term or conditions of this Note.

     (2) The fourth paragraph of the Mortgage Note is hereby amended to read as follows:

          All payments on this Note shall be made in immediately available lawful money of the United States by direct charge to Borrower's deposit accounts with Lender. In addition to the provision above for direct charge of payments due, Lender is hereby authorized, at its sole discretion, to debit any other of the Borrower's accounts for payments due. This authorization shall not affect the Borrower's obligations to pay when due all amounts payable under this Note, whether or not there are sufficient funds therefor in such accounts. The foregoing authorization is in addition to, and not in limitation of, any rights of setoff. All payments shall be applied first to the payment of all fees, expenses and other amounts due to Lender (excluding principal and interest), then to accrued interest, and the balance on account of outstanding principal; provided, however, that after Default, payments will be applied to the Debt of Borrower to Lender as Lender determines in its sole discretion.

     (3) The fifth paragraph of the Mortgage Note is hereby amended to read as follows:

          In the event of Default, interest accrues on all amounts payable hereunder at a rate equal to five (5%) percent above the interest rate otherwise payable. Borrower acknowledges that: (i) such additional rate is material inducement to Lender to make the loan; (ii) Lender would not have made the loan evidenced by this Note in the absence of the agreement of the Borrower to pay such default rate; (iii) such additional rate represents compensation for increased risk to Lender that the loan evidenced by this Note will not be repaid; and (iv) such rate is not a penalty and represents a reasonable estimate of (a) the cost to Lender in allocating its resources (both personnel and financial) to the ongoing review, monitoring, administration and collection of the loan evidenced by this Note and (b) compensation to Lender for losses that are difficult to ascertain.

     (4) The sixth paragraph of the Mortgage Note is hereby amended to read as follows:

          In the event any payment is received by Lender more than ten (10) days after the date due, the undersigned Borrower is to pay, to the extent permitted by law, Lender a late charge of five (5%) percent of the overdue payment. Any such late charge assessed is immediately due and payable. Any payment received after 3:00 P.M. on a banking day is deemed received on the next succeeding banking day.

     (5) The following is added to the Mortgage Note:

          Upon receipt of an affidavit of an officer of Lender as to the loss, theft, destruction or mutilation of this Note or any other security document which is not of public record, and, in the case of any such loss, theft, destruction or mutilation, upon cancellation of this Note or other security document (and delivery of an indemnity in favor of Borrower should it be determined that the affidavit of the officer of Lender was false, materially incorrect, or the Note has been lost and a claim based upon the lost Note has been made against the Borrower), Borrower will issue, in lieu thereof, a replacement note or other security document in the same principal amount thereof and otherwise of like tenor.

     (6) The  following  is  substituted  as the last  paragraph of the Mortgage
Note:

          BORROWER AND LENDER (BY ACCEPTANCE OF THIS NOTE) MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE, OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS OR ACTIONS OF LENDER RELATING TO THE ADMINISTRATION OF THIS NOTE OR ENFORCEMENT OF THE LOAN DOCUMENTS, AND AGREE THAT NEITHER PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. BORROWER CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF LENDER

          HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR LENDER TO ACCEPT THIS NOTE AND MAKE THE LOAN.

     (7) All references to a prepayment premium in the Mortgage Note are hereby deleted except during any period in which they relate to a Loan subject to a LIBOR Rate.

     D. As to the Loan Agreement:

     (1) The "DEFINITIONS" section is hereby amended by the addition of or restatement of the following;

               "Accounts" - as defined in Exhibit "A"

               "Chattel Paper" - as defined in Exhibit "A"

               "Deposit Accounts" - as defined in Exhibit "A"

               "Equipment" - as defined in Exhibit "A"

               "Goods" - as defined in Exhibit "A"

               "Instruments" - as defined in Exhibit "A"

               "Inventory" - as defined in Exhibit "A"

     (2) Section 1.1(a) is hereby amended to read as follows:

               1.1(a) Lender agrees to provide, at one time or from time to time, at the request of the Borrower, loans to Osteotech, Inc. in an aggregate amount up to Five Million Dollars ($5,000,000.00) on a revolving loan basis ("Loan I") for the purpose of working capital and for other general corporate purposes, notwithstanding anything to the contrary herein, including, without limitation, any prior uses for capital expenditures and costs related to the construction of an approximate 65,000 square foot addition (the "Project") to real property and improvements located at 201 Industrial Way West, Eatontown, New Jersey (the "Property"). Loan I is to be payable on the earlier of (i) April 30, 2004 or (ii) upon a Default.

     (3) Section 1.1(b) and the second sentence of Section 1.4(a) are hereby deleted.

     (4) Section 1.2(b) is hereby amended to provide that principal and interest on Loan II is to be paid, effective as of the date of the Agreement, in equal payments of principal and accrued interest as more particularly set forth in the Mortgage Note, as amended by the Agreement.

     (5) Section 1.3(c) is hereby deleted in its entirety, together with Exhibit "C" and Exhibit "D."


     (6) Section 1.4(f) is hereby amended to read as follows:

          1.4(f) In the event of Default, interest accrues on the Loan and the Debt at a rate equal to five (5%) percent above the interest rate otherwise payable. Borrower acknowledges that: (i) such additional rate is a material inducement to Lender to make the Loan; (ii) Lender would not have made the Loan in the absence of the agreement of the Borrower to pay such default rate; (iii) such additional rate represents compensation for increased risk to Lender that the Loan will not be repaid; and (iv) such rate is not a penalty and represents a reasonable estimate of (a) the cost to Lender in allocating its resources (both personnel and financial) to the ongoing review, monitoring, administration and collection of the Loan and (b) compensation to Lender for losses that are difficult to ascertain.

     (7) Section 1.4(k) is hereby added as follows:

          Notwithstanding the foregoing provisions of Section 1.4, and in the absence of Default, effective January 1, 2002 and ending November 14, 2002, interest accrues on the Loan and is repayable in monthly installments of interest at a fluctuating interest rate per annum equal at all times to either (a) the Lender's Prime Rate of interest in effect from time to time plus 150 basis points, each change in such fluctuating rate to take effect simultaneously with the corresponding change in such Prime Rate, without notice to the Borrower or (b) the applicable Base LIBOR Rate as defined in the Loan Agreement plus 400 basis points ("LIBOR Rate"), at the option of the Borrower pursuant to this Agreement. Commencing with the receipt by Lender of Borrower's September 30, 2002 financial statements, and effective 45 days thereafter from quarter end, interest is repayable in accordance with the following at the option of Borrower, if the ratio of the Borrower's Senior Funded Debt as determined in accordance with generally accepted accounting principles consistently applied, to EBITDA as more fully described below ("Ratio") is as follows:

          Ratio                         Option               -or-            Option
          -----                         ------                               ------
          Less than 1.5:1      Base LIBOR +225 bp ("Libor Rate")     Prime Rate - 25bp

          1.5:1 - 2.5:1        Base LIBOR + 300 bp ("Libor Rate")    Prime Rate + 50 bp

          2.5:1 - 3.99:1       Base LIBOR + 350 bp ("Libor Rate")    Prime Rate + 100 bp

          4.1 and greater      Base LIBOR + 400 bp ("Libor Rate")    Prime Rate + 150 bp

          For purposes of determining a Ratio:

          (i) The first determination will be made by Lender for the third quarter, 2002. The determination will be made by dividing (a) the Senior Funded Debt as of September 30, 2002 by (b) the sum of the first three quarters of the Borrower's EBITDA, divided by 3, then multiplied by 4;

          (ii) Thereafter, each determination of the Ratio will be made by Lender on a rolling four quarter basis; and

          (iii)Senior Funded Debt means all indebtedness of the Borrower owing to financial institutions, all bonds, notes and debentures payable by the Borrower (unless subordinated to Fleet National
               Bank), all outstanding letters of credit issued for the account of the Borrower, and all capital leases of the Borrower.

     The interest rates herein provided also apply following any applicable Conversion Date.

     (8) Section 1.5(a) is hereby amended to read as follows:

          1.5(a) Prior to January 1, 2002, at each and every Re-Set Date during the term of this Agreement, Borrower had the right to select either the LIBOR Rate, LIBOR Rate (Equipment) or variable rates set forth in Sections 1.4(a) or 1.4(c), as applicable, pursuant to the terms of the Agreement to a designated principal balance unless such principal balance was previously designated as being repayable at a LIBOR Rate or LIBOR Rate (Equipment), and was subject to an Interest Period which had not yet expired. Effective January 1, 2002 the applicable interest rate for the Loan is governed by the provisions of Section 1.4(k). Each interest rate from time to time so selected by Borrower is to take effect and is to end on a Re-Set Date. If Borrower does not select an interest rate by written notice given to Lender at least three (3) banking days prior to a particular Re-Set Date, the interest rate applicable to the principal balance for such Re-Set Date is to be the applicable alternate variable rate set forth in Sections 1.4(a) or 1.4(c) (prior to January 1, 2002) or Section 1.4(k) (effective January 1, 2002) of this Agreement. The LIBOR Rate, LIBOR Rate (Equipment) or variable rate selected by Borrower or otherwise designated for a particular Re-Set Date in accordance with the foregoing provisions of this paragraph, are to be in effect from and including the first day of the Interest Period to which such rate pertains to, but not including, the Roll Over Date applicable to such Interest Period, and will (subject to the following provisions of this paragraph) be applicable to the portion of the principal balance of the Loan with respect to which a LIBOR Rate or LIBOR Rate (Equipment) are due to be re-set on such Re-Set Date, as well as to any portion of the principal balance bearing interest at a variable rate and any advance scheduled to be made on such Re-Set Date.

     (9) Section 1.5(b) is hereby amended to read as follows:

          1.5(b) Subject to the provisions of Section 1.5(a), the term "Interest Period" means the period of time during which a particular LIBOR Rate or LIBOR Rate (Equipment) will be applicable to all or any particular portion of the principal balance in accordance with the provisions of this Section, it being agreed that (a) each Interest Period is to commence and is to terminate on a Re-Set Date, (b) each Interest Period (for a LIBOR Rate) is to be of a duration of either one month, two months or three months (and, effective January 1, 2002, or six months) and each Interest Period for a LIBOR Rate (Equipment) is to be of a duration of either one month, two months, three months or six months (c) no Interest Period is to extend beyond the term of this Agreement or the term of an applicable portion of the Loan (whichever is earlier) and (d) the portion of the principal balance with respect to which a particular Interest Period is applicable will bear interest at the LIBOR Rate or LIBOR Rate (Equipment) pertaining to such Interest Period from and including the first day of such Interest Period to, but not including, the last day of such Interest Period. At no time are there to be more than three (3) Interest Periods under Loan III. At no time is the principal balance repayable during an applicable Interest Period to be less than $100,000.00.

     (10) The addition to Section 1.5(g) set forth in the Third Allonge to Loan and Security Agreement is hereby amended to read as follows:

          If any change in any law or regulation or in the interpretation thereof by any governmental authority charged with the administration or interpretation thereof makes it unlawful or impossible for Lender to make or maintain a LIBOR Rate or LIBOR Rate (Equipment) or to determine same, the applicable annual interest rate for Loan III, following conversion (and prior to January 1, 2002), is the Prime Rate.

     (11) Except as expressly waived by this Agreement, all of the conditions precedent set forth in Section 1.9 of the Loan Agreement are applicable as of the date of this Agreement. Section 1.9 is hereby amended by the following additional provision:

          1.9(r) Opinions of Borrower's United States counsel to the effect that
          the   Agreement  and  related   documents  are  legally   binding  and
          enforceable in accordance with their terms under New Jersey law.


     (12) The following is added as Section 2.5:

          Section 2.5 Other Obligations to Lender and Participants

          2.5(a) The Borrower agrees to pay and perform, when due, all other debts, liabilities and duties of every kind and character to Lender or any affiliate or Participants of Lender, whether such debts, liabilities and duties exist now or may exist in the future;

          2.5(b) Lender has the unrestricted right at any time and from time to time, and without the consent of or notice to Borrower, to grant to one or more banks or other financial institutions (each, a "Participant') participating interests in Lender's obligation to lend hereunder and/or any or all of the loans held by Lender hereunder. In the event of any such grant by Lender of a participating interest to a Participant, whether or not upon notice to Borrower, Lender remains responsible for the performance of its obligations hereunder and Borrower is to continue to deal solely with Lender in connection with Lender's rights and obligations hereunder. Lender may furnish any information concerning Borrower in its possession from time to time to prospective Participants, provided that Lender may require any such prospective Participant to agree in writing to maintain the confidentiality of such information. Lender may at any time pledge or assign all or any portion of its rights under the loan documents (including any portion of the note) to any of the twelve (12) Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or assignment or enforcement thereof releases Lender from its obligations under any of the loan documents.


     (13) Article 4 is hereby amended to read as follows:

                          ARTICLE 4. SECURITY INTEREST

          (a) To secure the payment and performance by the Borrower of the Debt and except as otherwise provided by Section 7.3, Osteotech, Inc., Osteotech Investment Corporation and CAM Implants, Inc. are not to pledge, set over, collaterally assign or grant a security interest, other than to Lender, in any of their assets, property or rights, including those more particularly defined on Exhibit "A" annexed hereto and incorporated herein, except that the Borrower may license, consign, assign, sell, exchange, settle, or otherwise contract with respect to, as the case may be, its Accounts, Goods, Inventory and General Intangibles in the ordinary course of its business as presently conducted and consistent with its past practices.

          (b) To secure the payment and performance by the Borrower of the Debt to Lender, Osteotech, Inc. and Osteotech Investment Corporation hereby pledge, set over, assign and grant a first and only priority security interest to Lender in all Accounts, Chattel Paper, Deposit Accounts, Equipment, Goods, Instruments, Inventory, and all collateral described on Exhibit "A-1" annexed hereto and incorporated herein and pursuant to such other agreements more particularly described on Exhibit "B" annexed hereto and incorporated herein.

          (c) Not later than April 30, 2002, and to further secure the payment and performance by the Borrower of the Debt to Lender, Osteotech, Inc., Osteotech, B.V. and H.C. Implants, B.V. are to pledge, set over, assign and grant a first and only priority security interest, pledge and charge to Lender in sixty-five (65%) percent of the issued and outstanding stock issued to them by Osteotech, B.V., H.C. Implants, B.V., CAM Implants, B.V., Osteotech/Cam Services, B.V., Osteotech, S.A. and OST Developpement S.A. and pursuant to such other agreements more particularly described on Exhibit "B" annexed hereto and incorporated herein.

          (d) The security interests pledged, set over, assigned and granted by the Borrower to Lender are to be a first and only priority lien upon all such collateral, except to the extent provided by Section 7.3.

          (e) The foregoing is, collectively, the "Collateral" and further secures payment and performance by the Borrower of all of its obligations in this Agreement or in the other documents delivered in connection with this Agreement.

     (14) Section 6.14 is hereby amended to read as follows:

          Section 6.14 Further Assurances

          The Borrower is to execute and/or hereby consents to the execution and filing by Lender of such further instruments and documents, including Uniform Commercial Code financing statements, as may be reasonably required by Lender in order to render effective the terms and conditions of this Agreement. Any such Uniform Commercial Code financing statements are to be filed in such locations as Lender may reasonably require, at Borrower's sole expense. If requested, the Borrower is to provide Lender with satisfactory evidence of such filing(s) prior to any advance under the Loan. The Borrower is to provide Lender with satisfactory evidence that any common law or statutory liens which materially impair the Collateral, including, but not limited to landlords lien or materialman's lien, have been subordinated in favor of Lender's security interest or adequate reserves established in the discretion of Lender prior to any advance under the Loan. The Borrower is to cause each Subsidiary hereafter formed to execute Lender's form of unlimited unconditional guaranty of payment of the Debt, as a guarantor, and to otherwise agree in writing
          (a) that the terms and conditions of this Agreement apply to such guarantor as if such guarantor were a "Borrower" and (b) that the guarantor otherwise consents to the terms of this Agreement. The form of such unlimited unconditional guaranty of payment is attached hereto as Exhibit "G."

     (15) Section 6.15 is hereby amended to read as follows:

          Section 6.15 Fees

          6.15(a) Unused Facility Fee. If, for any quarter during the term of this Agreement, the average daily unpaid balance of the outstanding advances made pursuant to Loan I for each day of such quarter does not equal the maximum amount of Loan I, then Borrower is to pay to Lender a fee at a rate equal to one-half of one percent (1/2%) per annum on the amount by which such maximum exceeds such average daily unpaid balance. Such fee is payable to Lender in arrears on the last day of each quarter.

          6.15(b) Waiver Fee. The Borrower is to pay to Lender a waiver fee of $212,000.00, $106,000.00 of which is hereby acknowledged and the balance of which is payable by Borrower to Lender not later than April 5, 2002. The fee is deemed earned upon execution of the Agreement.

     (16) Section 6.17 is hereby added as follows:

          Section 6.17 Additional Covenants

          The Borrower is to perform and/or deliver the following, in form and substance satisfactory to Lender, not later than April 30, 2002 in the case of 6.17(a),(b),(c),(d) and (e) and not later than April 1, 2002 in the case of 6.17(f):

               6.17(a) Documents by which Osteotech, Inc., Osteotech, B.V. and H.C. Implants, B. V. pledge, set over, assign and grant a first and only priority security interest, pledge and charge in sixty-five (65%) percent of the issued and outstanding stock otherwise set forth in Article 4 of the Loan Agreement;

               6.17 (b) Opinions and certificates of Borrower's counsel that the pledge agreements/charge agreements executed pursuant to the Loan Agreement are valid and enforceable under the law of the issuers' jurisdiction;

               6.17(c) Report of Borrower's counsel (and meeting with Borrower's counsel, if requested by Lender) regarding the Borrower's litigation, its anticipated litigation costs, and potential for economic loss if adverse to Borrower counsel;

               6.17(d) Reimbursement of all costs incurred by Lender in conducting a collateral review exam of the Borrower's Inventory and Accounts together with reimbursement (within 30 days of presentation of an invoice) of $3,000.00 of the cost incurred by Lender to conduct an appraisal of the Property;

               6.17(e) Cancellation of notice of unpaid balance and right to file lien recorded on January 9, 2002 in the office of the Clerk of Monmouth County in Book 0R-8074, at page 221; in default of same, Borrower covenants and agrees that Lender may require Borrower to set aside an escrow of the Borrower's funds in the full amount of such unpaid balance; and

               6.17(f) Delivery of an Officer's Certificate and resolutions or other evidence of due authorization of the Loan Documents by Osteotech, S.A.

     (17) Section 7.3 is hereby amended to read as follows:

          Section 7.3 Other Liens

          During such time as either (a) any amount remains outstanding on the Loan or the agreement of Lender to lend thereunder has not been terminated pursuant to the terms thereof or (b) there then exists a Default, Osteotech, Inc., Osteotech Investment Corporation and CAM Implants, Inc. are not to incur, create or permit to exist any mortgage, assignment, pledge, hypothecation, security interest, lien or other encumbrance on any of their property or assets, including, but not limited to, the items on Exhibit "A," whether now owned or hereafter acquired, except (a) liens for taxes not delinquent or being contested in good faith; (b) those liens in favor of Lender created by this Agreement and related documents; (c) those liens, such as carrier, warehousemen, unemployment, worker's compensation, or retirement liens which have been subordinated or reserves established pursuant to Section 6.14, or the rights of consignees and customers arising by operation of law in the ordinary course of business; (d) easements, rights-of-way, restrictions and other similar encumbrances which, in the aggregate, do not materially interfere with the use or occupation of those properties or assets; (e) purchase money security interests in specific assets of the Borrower acquired by the liabilities incurred and permitted in Section 7.4; and (f) liens on property or assets of any entity existing at the time such entity is merged with or into or consolidated with the Borrower pursuant to
          Section 7.1 provided such liens were in existence prior to such merger or consolidation.

     (18) Section 7.4 is hereby amended to read as follows:

          Section 7.4 Other Liabilities

          During such time as either (a) any amount remains outstanding on the Loan or the agreement of Lender to lend thereunder has not been terminated pursuant to the terms thereof or (b) there then exists a Default, Osteotech, Inc., Osteotech Investment Corporation and CAM Implants, Inc., Osteotech, B.V., H.C. Implants, BV., CAM Implants, B.V., Osteotech/Cam Services, B.V., Osteotech, S.A. and OST Developpement S.A. are not to incur, create, assume or permit to exist any indebtedness or liability to any financial institution on account of either borrowed money, the deferred purchase price of property, or the capital lease of assets or property for the conduct of business except (i) the Debt to Lender; (ii) indebtedness subordinated to payment of the Debt on terms approved by Lender in writing; (iii) those liabilities of Osteotech, Inc., Osteotech Investment Corporation and CAM Implants, Inc. otherwise incurred to financial institutions in an amount in the aggregate less than $500,000.00; (iv) those leases already in effect as of the effective date of the Loan Agreement as disclosed in the Delivered Financials; or (v) those existing line of credit liabilities of CAM Implants, B.V. disclosed to Lender.


     (19) Section 7.6 is hereby amended to read as follows:

          Section 7.6 Loans or Investments

          From the date of the Agreement, the Borrower is not to make any new advances or loans (a) in excess of $100,000.00 in the aggregate outstanding at any given time to Osteotech, B.V., H.C. Implants, B.V., CAM Implants, B.V., Osteotech/Cam Services, B.V., Osteotech, S.A. or OST Developpement S.A. without the prior written consent of Lender or
          (b) in excess of $50,000.00 in the aggregate outstanding at any given time to any unrelated entity if there then exists a Default or any amount outstanding on Loan I without the prior written consent of Lender.

     (20) Section 7.7 is hereby amended to read as follows:

          Section 7.7 Impairment of Title to Collateral

          The Borrower is not to sell, conditionally sell, sell on approval, consign, lease, encumber, transfer, remove from its premises set forth on Schedule 1 or otherwise dispose of any Collateral (other than Inventory in the ordinary course of business or other than Accounts for collection, without recourse, in the ordinary course of business) without the prior written consent of Lender; provided, however, the foregoing restriction does not apply to either the sale of assets of CAM Implants, B.V. or the sale of certain patents relating to polyactive technology by Osteotech, Inc., Osteotech Investment Corp or H.C. Implants, B.V. (collectively, the "Exempt Sales"), each of which has been disclosed to Lender. The Borrower is not to transfer or create Chattel Paper without placing a legend thereon indicating Lender's security interest. In the event of such prior written consent by Lender, and unless otherwise waived, the Borrower is to promptly deliver the proceeds or other value received by the Borrower to Lender to reduce the amount of the Debt applied in the discretion of Lender; provided, the foregoing does not apply to Exempt Sales.

     (21) Section 7.9 is hereby amended to read as follows:

          Section 7.9 Change of Location or Name

          The Borrower is not to change the place where its books and records are maintained, change its name, change its location as the term is now or hereafter defined in the Uniform Commercial code, change the nature of its business in any material respect, or transact business under any other name without the prior written consent of Lender. Within four (4) months of any permitted change, the Borrower is to authenticate or otherwise cooperate in any action reasonably deemed necessary by lender to maintain its rights and security interests as provided in this Agreement.

     (22) Section 7.11 is hereby amended to add as a new sentence at the end thereof:

          Notwithstanding the preceding sentence, Lender acknowledges that Borrower has made Lender aware of a certain Loan Agreement dated November 27, 2000 between Osteotech, Inc. and American Tissue Services Foundation ("ATSF") which will not be deemed to violate either this
          Section 7.11 or Section 7.6 hereof so long as borrowings by ATSF thereunder are not in an amount in excess of those consented to in writing by Lender.

     (22) Section 7.15 is hereby amended as follows:

          Section 7.15 EBITDA Ratio

          Osteotech, Inc. is not to cause or permit any of the following:

               (a) For the first quarter of 2002, the earnings before interest, taxes, depreciation and amortization of Osteotech, Inc. and its Subsidiaries ("EBITDA") to be less than $1,100,000.00 (the fee payable pursuant to Section 6.15(b), attorneys' fees payable by the Borrower hereunder, appraisal fees, collateral review exam fees, counsel fees payable by the Borrower to implement the pledge of stock set forth in Article 4(c) and related expenses ("Excluded Expenses")) are not to be included in this determination);

               (b) For the second quarter of 2002, EBITDA to be less than $1,920,000.00 (Excluded Expenses are not to be included in this determination);

               (c) For the third quarter of 2002, the ratio of EBITDA less capital expenditures, less cash taxes (multiplied by 4) to the current maturities of long term debt plus interest expense, to be less than 1:1 (Excluded Expenses are not to be included in this determination);

               (d) For the fourth quarter of 2002, the ratio of EBITDA less capital expenditures, less cash taxes to the current maturities of long term debt plus interest expense, determined on a rolling four quarter basis, to be less than 1:1 (Excluded Expenses are not to be included in this determination); or

               (e) Thereafter, the ratio of EBITDA less capital expenditures less cash taxes to the current maturities of long term debt, determined on a rolling four quarter basis, to be less than 1.25:1 (Excluded Expenses are not to be included in this determination).

          Non-compliance by the Borrower with its prior covenant that its ratio of EBITDA to scheduled principal payments, actual interest and dividends be not less than 1.5:1 for the period ending December 31, 2001 is hereby waived by Lender. Such waiver shall be without prejudice in the event of a Default hereunder. Such waiver is also not to be deemed a waiver of any further or other non-compliance or Default.

          All of the foregoing is to be determined in accordance with generally accepted accounting principles consistently applied.

     (23) The following is added as Section 7.20:

          Section 7.20 Dividends and Capital Distributions

          The Borrower is not to declare or pay any cash dividends except for those paid by Subsidiaries to their respective parent Borrower without the prior written consent of Lender.

     (24) Section 8.1 is hereby amended to read as follows:

          Section 8.1 Charges Against Credit Balances

          Lender is hereby granted a continuing lien, security interest and right of setoff as security for all liabilities and obligations to Lender, whether now existing or hereafter arising, upon and against all of the Borrower's deposits, credits, Collateral and property, now or hereafter in the possession, custody, safekeeping or control of Lender or any entity under the control of FleetBoston Financial Corporation and its successors and assigns or in transit to any of them. At any time, without demand or notice (any such notice being expressly waived by Borrower), Lender may setoff the same or any part thereof and apply the same to any liability or obligation of Borrower even though unmatured and regardless of the adequacy of any other Collateral securing the Debt. ANY AND ALL RIGHTS TO REQUIRE

          LENDER TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE DEBT, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF BORROWER ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

     (25) Section 8.4 is hereby amended to read as follows:

          Section 8.4 Preservation of Collateral

          At any time prior to and following Default, Lender, without notice, in its sole and absolute discretion, may take any and all action which, in its sole and absolute discretion, is necessary and proper to preserve the Collateral, or Lender's interests under this Agreement, including without limitation, those duties of the Borrower imposed by this Agreement. Any sums so expended by Lender are to be secured by the Collateral and added to the Debt. Such sums (including reasonable attorneys' fees) are to be payable on demand with interest at the highest interest rate set forth in this Agreement until repaid by Borrower. Lender may also require that escrow accounts be established to fund anticipated future expenditures.

     (26) Section 8.5 is hereby amended to read as follows:

          Section 8.5 Power of Attorney

          Lender is hereby irrevocably appointed and authenticated by Borrower as its lawful attorney and agent in fact to file, authenticate or execute financing statements and other documents and agreements as Lender may deem necessary for the purpose of perfecting any security interests, mortgages or liens under any applicable law, including, without limitation, any filings to provide notice of its agreements contained in Section 4 hereof. Upon the occurrence of and during the continuance of a Default, the Borrower hereby grants a power of attorney to Lender to endorse its name(s) on checks, notes, acceptances, drafts and any other documents or instruments requiring its endorsement(s), after Default to change the address where its mail should be sent and to open all mail, and at all times to do such other acts and things necessary to effectuate the purposes of this Agreement when so permitted by the terms of this Agreement. All acts by Lender or its designee are hereby ratified and approved, and neither Lender, nor its designee, is to be liable for any acts of omission or commission, or for any error of judgment or mistake unless the result of gross negligence or willful misconduct. The powers of attorney granted to Lender in this Agreement are coupled with an interest and are irrevocable during the term of this Agreement. Whenever Lender deems it desirable that any legal action be instituted with respect to any Collateral or that any other extraordinary action be taken in an attempt to effectuate collection of any Collateral, Lender may reassign the item in question to the Borrower (without recourse to Lender) and require it to proceed with such legal or other action, at its sole liability, cost and expense, in which event all amounts collected by it on such items are to, nevertheless, be treated as proceeds of Collateral.

     (27) The following is added as Section 8.7:

          Section 8.7 Notification of Account Debtors

          At any time following the occurrence of and during the continuance of a Default, Lender, in its sole and absolute discretion, may require the Borrower to notify and obtain the acknowledgment of any account debtor or bailee of Lender's security interest in the Collateral. At any time following the occurrence of and during the continuance of a Default, Lender may also, in its sole and absolute discretion, without notice: (1) notify any account debtors on any of the Accounts to make payment directly to Lender, and/or enforce the Borrower's rights of every type and nature as against any such account debtors or collateral which secures their obligations to Borrower; or (2) endorse all items of payment or Collateral received by Lender which are payable to the Borrower. In the event that Lender elects to foreclose a mortgage securing any such account debtors' obligations to Borrower, Lender may record a copy or abstract of this Agreement and an affidavit of default in the public records where such mortgage is recorded. Until such time as Lender elects to exercise these rights, the Borrower is to act upon and protect the Collateral under the restrictions and terms of this Agreement only.

     (28) The following is added as Section 8.8:

          Section 8.8 Test Verifications

          At any time following Default and, during the continuance thereof (and, except as necessary for Lender to conduct its Collateral review, which review may be conducted any time Lender reasonably designates) Lender, without notice, in its sole and absolute discretion, may, in its name or in the name of others, make test verifications of any and all Accounts in any manner and through any medium Lender considers advisable with or without the assistance of the Borrower.

     (29) Section 9.1(h) is hereby amended to read as follows:

          9.1(h) Upon the occurrence of any event of default otherwise defined in any separate instrument, document, or agreement existing now or in the future executed by or between the Borrower and Lender, any Participant, or their affiliate.

     (30) The following is added as Section 9.1(r):

          9.1(r) Upon the occurrence of any adverse and material change in the condition or affairs, financial or otherwise, of the Borrower which, in the reasonable opinion of Lender, impairs the interests of Lender.

     (31) The following is added as Section 9.1(s):

          9.1(s) Upon the event that Borrower takes any action to authorize its liquidation or dissolution.

     (32) Section 10.1(a), Section 10.1(c), 10.1(e) and Section 10.1(g) are hereby amended to read as follows:

          10.1(a) Collection - To institute legal or deficiency proceedings or otherwise enforce its rights to collect the Debt against the Borrower, all of which becomes immediately payable. If a judgment is entered in favor of Lender, the lien of the judgment relates back to the earliest date of perfection of the Lender's security interests hereunder.

          10.1(c) Accounts - To charge and withdraw from any credit balance which the Borrower may then have with Lender, Participant, or with any affiliate of Lender thereof, such amounts as may be necessary to satisfy the Debt in accordance with Section 10.2 of this Agreement.

          10.1(e) Assembly of Collateral - With or without judicial process, (i) to seize the Collateral or to require the Borrower to assemble the Collateral or (ii) to render the Collateral unusable without need for Lender to post a bond or security or (iii) to make the Collateral available at a Lender designated place for sale, lease, license or other disposition by Lender (and if such disposition is to Lender, at a public auction unless the Collateral is that customarily sold on a recognized market or the subject of widely distributed standard price quotations) to satisfy the Debt without any right of Borrower to adjourn such disposition. Any such sale, lease, license or other disposition may be made of the Collateral in its present condition or following any commercially reasonable preparation or processing at the expense of Borrower.

          10.1(g) Cumulative Rights - To exercise all rights and remedies set forth in this Agreement or otherwise provided by law or other agreement (whether or not referred to in this Agreement) on a cumulative or simultaneous basis and in any order selected by Lender; or

     (33) The following is added as Section 10.1(h):

          10.1(h) Rights of Transferee - A transferee who purchases, leases, licenses or otherwise receives the benefits of a disposition of Collateral after Default takes free of all Borrower's rights. A transferee is entitled to the recording of a transfer statement to document public notice of such disposition.

     (34) Sections 10.2, 10.3, 10.4 and 10.5 are hereby amended to read as follows:

          Section 10.2 Application of Proceeds of Disposition of Collateral

          The proceeds of any sale, lease, license or other disposition of the Collateral are to be applied to satisfy the following items in the following order:

          10.2(a) First, to Lender's expenses in preserving its interests and rights hereunder, to expenses incurred by Lender in realizing upon security interests created or referred to herein, and expenses of Lender in enforcing and defending its rights as set forth in Article 2 and Article 8 of this Agreement.

          10.2(b) Second, to the Debt as defined in this Agreement.

          10.2(c) Third, any excess or amounts remaining are to be paid to the Borrower unless Lender determines that reserves are warranted to implement the indemnification provisions of this Agreement.

          Section 10.3 Redemption of Collateral

          In the event that the Borrower may elect to redeem any or all of the Collateral prior to the sale, lease, license or other disposition by Lender, the Borrower is to pay to Lender, in full, the Debt.

          Section 10.4 Notice of Disposition of Collateral

          If the Collateral is perishable, threatens to decline speedily in value, or is of a type customarily sold on a recognized market, Lender need not give notice of any intended disposition of the Collateral. In all other cases, Lender is to give authenticated reasonable notice to Borrower and any other party entitled thereto under applicable law of the time and place of a public sale, lease, license or other disposition of the Collateral. Authenticated notice is presumed to be reasonable (a) if given ten (10) days prior to such disposition unless a shorter period is warranted under the circumstances, (b) if sent to the chief executive office and, if none, to the address of the Borrower set forth on Schedule 1 annexed hereto in accordance with
          Section 11.6 hereof and (c) if it contains a statement of the Collateral and its intended disposition, the time and place of disposition and a statement that the Borrower is entitled to an accounting of such disposition. Lender may disclaim any warranties that may apply to any sale, lease, license or other disposition of the Collateral.

          Section 10.5 Marshaling of Assets

          Lender has no obligation whatsoever to proceed first against any of the Collateral before proceeding against any other of the Collateral or other collateral for the Debt. It is expressly understood and agreed that all of the Collateral stands as equal security for the Debt and that Lender has the right to proceed against or dispose of any/or all of the Collateral or other collateral in any order as Lender, in its sole discretion, determines.

     (35) Section 11.4 is hereby amended to read as follows:

          Section 11.4 Right to Appraise

          11.4(a) Lender has the right to appraise and re-appraise the Property or Collateral at any time, including, but not limited to, a Collateral review and appraisal of the Property not later than April 30, 2002. Lender also has the right to appraise and re-appraise the Property in any federally related transaction defined under Title XI of the Financial Institutions, Reform, Recovery and Enforcement Act of 1989, 12 U.S.C. 3310 et seq. and Section V(b) of the Bank Holding Company Act, 12 U.S.C. 1844 et seq. or upon:

          (i) Lender having reasonably determined that the quality of the credit shall have diminished;

          (ii) there occurs a material adverse change in the condition of the real estate market;

          (iii) Lender having reasonably determined that the condition of the said Collateral has deteriorated; and/or

          (iv) such reappraisal is required by any regulatory authority having jurisdiction over Lender.

          11.4(b) Borrower is to reimburse Lender for any reasonable fees, costs, expenses or charges incurred by Lender in engaging any such appraiser or reviewing and documenting such appraisal or reappraisal and such fees are part of the Debt, payable on demand.

          11.4(c) Borrower is to (i) provide any information as reasonably requested by Lender in order to perform the appraisal or reappraisal and (ii) permit any appraiser designated by Lender to enter the Property or other location at any reasonable time for the purpose of conducting the appraisal or reappraisal.

          11.4(d) Borrower agrees that all appraisals, inspections and/or reports prepared by Lender or commissioned by Lender are the exclusive property of Lender, except that Borrower will be entitled to a copy of such appraisal provided that Borrower executes such documents reasonably requested by Lender by which Borrower will, among other things, hold Lender harmless from any statements or other information contained in such appraisals or reports. Nothing contained in any such appraisal or reports constitutes a representation or warranty by Lender as to any matter or fact with respect to the Loan. The Borrower agrees that it will not use or rely upon such reports in any way, nor is the Borrower to provide the reports or any copies, summaries or outlines of same to any third party.

     (36) Section 11.11 is hereby amended to read as follows:

          Section 11.11 Applicable Law and Consent to Jurisdiction

          This Agreement is to be interpreted and enforced in accordance with the laws of the State of New Jersey (without regard to the conflicts of law rules of New Jersey) except that the law of the State where the Borrower is located governs perfection and priority claims to the Collateral (except as otherwise provided in the Uniform Commercial
          Code). Borrower hereby irrevocably consents to the jurisdiction of the Courts of the State of New Jersey and to the jurisdiction of the United States District Court for the District of New Jersey, for the purpose of any suit, action or other proceeding arising out of or relating to this Agreement or the Debt, or the subject matter hereof or thereof. Borrower hereby waives, and agrees not to assert in any such suit, action or proceeding any claim that it is not personally subject to such jurisdiction, or any right to remove an action brought in State to Federal Court, or any claim that such suit, action or proceeding is in an inconvenient forum or that the venue thereof is improper. Borrower hereby consents that it may be served with process by the notification procedure set forth in this Agreement.

     (37) Section 11.12 is hereby amended to read as follows:

          Section 11.12 Consents

          The Borrower consents:

          11.12(a)To any extension, postponement of time of payment, indulgence or to any substitution, exchange, release of Collateral, or to any addition to or release of any party or persons primarily or secondarily liable.

          11.12(b) Following the occurrence of and during the continuance of a Default, acceptance of partial payments on any Accounts or instruments and the settlement, comprising or adjustment thereof.

          11.12(c) Lender has the unrestricted right at any time or from time to time, and without Borrower's consent, to assign all or any portion of its rights and obligations hereunder to one or more banks or other financial institutions (each, an "Assignee"), and Borrower agrees that it will execute, or cause to be executed, such documents, including, without limitation, amendments to this Agreement and to any other documents, instruments and agreements executed in connection herewith as Lender may deem necessary to effect the foregoing. In addition, at the request of Lender and any such Assignee, Borrower is to issue one or more new promissory notes, as applicable, to any such Assignee and, if Lender has retained any of its rights and obligations hereunder following such assignment, to Lender, which new promissory notes are to be issued in replacement of but not in discharge of the liability evidenced by the promissory note held by Lender prior to such assignment and are to reflect the amount of the respective commitments and loans held by such Assignee and Lender after giving effect to such assignment. Upon the execution and delivery of appropriate assignment documentation, amendments and any other documentation required by Lender in connection with such assignment, and the payment by Assignee of the purchase price agreed to by Lender and such Assignee, such Assignee is to be deemed to be a party to this Agreement and has all of the rights and obligations of Lender hereunder (and under any and all other guaranties, documents, instruments and agreements executed in connection herewith) to the extent that such rights and obligations have been assigned by Lender pursuant to the assignment documentation between Lender and such Assignee, and Lender is to be released from its obligations hereunder and thereunder to a corresponding extent. Lender may furnish any information concerning Borrower in its possession from time to time to prospective Assignees, provided that Lender may require any such prospective Assignees to agree in writing to maintain the confidentiality of such information.

     (38) Section 11.14 is hereby amended to read as follows:

          SECTION 11.14 WAIVE JURY TRIAL

          BORROWER AND LENDER (BY ACCEPTANCE OF THIS AGREEMENT) MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS OR ACTIONS OF LENDER RELATING TO THE ADMINISTRATION OF THE LOAN OR ENFORCEMENT OF THE LOAN DOCUMENTS, AND AGREE THAT NEITHER PARTY WILL SEEK TO

          CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. BORROWER CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR LENDER TO ACCEPT THIS AGREEMENT AND MAKE THE LOAN.

     (39) The following is added as Section 11.16:

          Section 11.16 Additional Capital

          The Borrower hereby represents its intent to raise additional equity capital subject to verification by Lender. In the event that Borrower has not raised at least a gross amount of $10,000,000.00 of additional capital from the date of the Agreement by June 30, 2002, a fee of 35 basis points on the outstanding balance of the Loan as of June 30, 2002 is due and payable by the Borrower within thirty (30) days of quarter end, commencing with the quarter ending June 30, 2002, and payable thereafter on the outstanding balance at the end of the quarter for each quarter in which the gross amount of $10,000,000.00 of additional capital (including capital raised during any preceding quarter) has not been raised. If additional capital is raised from the date of the Agreement by June 30, 2002 (including capital raised during any preceding quarter) in an amount between $10,000,001.00 and $14,999,999, a fee of 15 basis points on the outstanding balance of the Loan as of the close of such quarter is due and payable within thirty (30) days of quarter end, commencing with the quarter ending June 30, 2002, and payable thereafter for each quarter in which the additional capital threshold has not been met. There is no fee due from Borrower to Lender in the event that an aggregate gross amount of capital is raised by the Borrower in excess of $15,000,000.00 from the date of the Agreement to June 30, 2002. Lender reserves the right to approve, in advance, the form and substance of any of the foregoing equity capital transactions except for common stock transactions resulting in the issuance of less than 20% of the total issued and outstanding capital stock of Osteotech, Inc. and/or its Subsidiaries to be determined by Lender as of the date of the transaction at issue. All such fees payable pursuant to this Section are deemed earned when Lender is paid.

         (40) Section 14(a)(ii) is hereby deleted in its entirety except to the extent of the provisions of Section 1.8 hereof.

         (41)  Exhibit "A" is hereby amended per the attached.

         (42)  Exhibit "B" is hereby amended per the attached.

         E.  As to the Mortgage:

         Paragraph 1(a)(1) is hereby amended to read as follows:

               (1)  The  principal  sum of  Twenty-Five  Million  Seven  Hundred
               Ninety-One Thousand Five Hundred Seventy-Five Dollars ($25,791,575.00) advanced by Mortgagee to Mortgagor, with interest thereon at the rate specified in, and represented by, Mortgagor's Promissory Note(s) executed pursuant to a Loan and Security Agreement dated June 10, 1999, as amended and as may be subsequently amended ("Loan Agreement"), payable to the order of Mortgagee, all Debt defined in the Loan Agreement, and any renewals, extensions and any future advances which Mortgagee, at its sole discretion, might grant from time to time, and all having the benefit of the priority of this Mortgage pursuant to N.J.S.A. 46:9-8.1 et seq., as amended, and

     F. As to the Assignment of Leases:

     The Assignment of Leases is hereby amended to refer to the Mortgage, as hereby amended.

4. Borrower represents and warrants that, except as expressly provided hereby, there are no defaults or events of default pursuant to or defined in any of the Loan Documents, as amended hereby, and that all warranties and covenants which have been made or performed by Borrower in connection with the Loan Documents were true and complete when made or performed.

5. The Loan Documents are hereby amended to provide that a default, breach or failure on the part of the Borrower to perform any covenant or condition hereunder or an event of default otherwise defined in either this Agreement or any document executed in connection with this Agreement is to be deemed an event of default for purposes of the Loan Documents.

6. Except as expressly provided hereby, all representations, warranties and covenants made by Borrower to Lender in the Loan Documents are hereby repeated as though first made expressly in this Agreement.

7. Except as otherwise provided herein, the Loan Documents shall continue in full force and effect, in accordance with their respective terms. The parties
hereto  hereby   expressly   confirm
and reaffirm all of their respective liabilities, obligations, duties and responsibilities under and pursuant to said Loan Documents and consent to the terms of this Agreement.

8. The parties agree to sign, deliver and file any additional documents and take any other actions that may reasonably be required by Lender including, but not limited to, affidavits, resolutions, or certificates for a full and complete consummation of the matters covered by this Agreement.

9. This Agreement is binding upon, inures to the benefit of, and is enforceable by the heirs, personal representatives, successors and assigns of the parties. This Agreement is not assignable by Borrower without the prior written consent of Lender.

10. To the extent that any provision of this Agreement is determined by any court or legislature to be invalid or unenforceable in whole or part either in a particular case or in all cases, such provision or part thereof is to be deemed surplusage. If that occurs, it does not have the effect of rendering any other provision of this Agreement invalid or unenforceable. This Agreement is to be construed and enforced as if such invalid or unenforceable provision or part thereof were omitted.

11. This Agreement may only be changed or amended by a written agreement signed by all of the parties. By the execution of this Agreement, Lender is not to be deemed to consent to any future renewal or extension of the Loan.

12. This Agreement is governed by and is to be construed and enforced in accordance with the laws of New Jersey as though made and to be fully performed in New Jersey (without regard to the conflicts of law rules of New Jersey).

13. The parties to this Agreement acknowledge that each has had the opportunity to consult independent counsel of their own choice, and that each has relied upon such counsel's advice concerning this Agreement, the enforceability and interpretation of the terms contained in this Agreement and the consummation of the transactions and matters covered by this Agreement.

     IN WITNESS WHEREOF, the parties have signed this Agreement.


Witness:                                         OSTEOTECH, INC.
                                                 A Delaware Corporation

/s/ Linda M. Savoca                          By: /s/ Michael J. Jeffries
------------------------                        ------------------------------
                                                   MICHAEL J. JEFFRIES
                                                   Executive Vice President


Witness:                                         OSTEOTECH INVESTMENT
                                                 CORPORATION
                                                 A New Jersey Corporation

/s/ Linda M. Savoca                          By: /s/ Michael J. Jeffries
------------------------                        ------------------------------
                                                   MICHAEL J. JEFFRIES
                                                   Executive Vice President

Witness:                                         CAM IMPLANTS, INC.
                                                 A Colorado Corporation

/s/ Linda M. Savoca                          By: /s/ Michael J. Jeffries
------------------------                        ------------------------------
                                                   MICHAEL J. JEFFRIES
                                                   Chief Financial Officer


Witness:                                         OSTEOTECH, B.V.
                                                   A Company of The Netherlands

/s/ Linda M. Savoca                          By: /s/ Michael J. Jeffries
------------------------                        ------------------------------
                                                   MICHAEL J. JEFFRIES
                                                   Managing Director


Witness:                                         H.C. IMPLANTS, B.V.
                                                    A Company of The Netherlands

/s/ Linda M. Savoca                          By: /s/ Michael J. Jeffries
------------------------                        ------------------------------
                                                   MICHAEL J. JEFFRIES
                                                   Managing Director
Signatures continued ......


............................ continuation of signatures to Agreement of Amendment


Witness:                                         CAM IMPLANTS, B.V.
                                                    A Company of The Netherlands

/s/ Linda M. Savoca                          By: /s/ Michael J. Jeffries
------------------------                        ------------------------------
                                                   MICHAEL J. JEFFRIES
                                                   Managing Director


Witness:                                         OSTEOTECH/CAM SERVICES, B.V.
                                                    A Company of The Netherlands

/s/ Linda M. Savoca                          By: /s/ Michael J. Jeffries
------------------------                        ------------------------------
                                                   MICHAEL J. JEFFRIES
                                                   Managing Director


Witness:                                         OSTEOTECH, S.A.
                                                    A Corporation of France

/s/ Linda M. Savoca                          By: /s/ Michael J. Jeffries
------------------------                        ------------------------------
                                                   MICHAEL J. JEFFRIES
                                                   Managing Director

Witness:                                         OST DEVELOPPEMENT S.A.
                                                    A Corporation of France

/s/ Linda M. Savoca                          By: /s/ Michael J. Jeffries
------------------------                        ------------------------------
                                                   MICHAEL J. JEFFRIES
                                                   Managing Director



Witness:                                         FLEET NATIONAL BANK

/s/ Joseph Hassan                            By: /s/ David M. Nilsen
------------------------                        ------------------------------
                                                   DAVID M. NILSEN
                                                   Senior Vice President

                                    EXHIBIT A


(i) "Accounts", which means, in addition to the definition now and hereafter contained in the Uniform Commercial Code, all accounts and any and all obligations of any kind at any time due and/or owing to the Borrower and all rights of the Borrower to receive payment or any other consideration, whether or not earned by performance, including without limitation, invoices, contract rights, Accounts, and all other debts, obligations and liabilities for property sold, leased, licensed, assigned or disposed of, for services rendered, for a policy of insurance issued or to be issued, for a secondary obligation, arising out of a credit card or for health-care insurance receivable, in whatever form, owing to Borrower from any person, firm, governmental authority, corporation or any other entity, all security therefor, all of which whether now existing or hereafter acquired.

(ii) "Chattel Paper", which means, in addition to the definition now and hereafter contained in the Uniform Commercial Code, all chattel paper and records that evidence both a monetary obligation and a security interest or lease in specific goods and software used in the goods, a lease of specific goods or a lease of specific goods and license of software used in the goods, including electronic chattel paper or whatever form, owing to Borrower or in which the Borrower has an interest, all of which whether now existing or hereafter acquired.

(iii) "Deposit Accounts", which means, in addition to the definition now and hereafter contained in the Uniform Commercial Code, all deposit accounts, whether demand, time, savings, passbook or similar accounts maintained by the Borrower at any bank, all of which whether now existing or hereafter acquired.

(iv) "Equipment", which means, in addition to the definition now and hereafter contained in the Uniform Commercial Code, all equipment, machinery, furniture and all other related goods, all replacements, repairs, modifications, alterations, additions, controls and operating accessories therefor, all substitutions and replacements therefor, all accessions and additions thereto of the Borrower, all of which whether now existing or hereafter acquired.

(v) "General Intangibles," which means, in addition to the definition now and hereafter contained in the Uniform Commercial Code, all general intangibles and payment intangibles and any and all personal property, choses-in-action, and things in action, leases, income tax refunds, copyrights, licenses, rights, patents, patent rights, franchise rights, distributorship rights, trademarks, tradenames, service marks, trademark rights, formulae, customer lists and goodwill of the Borrower, all of which whether now existing or hereafter acquired.

(vi) "Goods," which means, in addition to the definition now and hereafter contained in the Uniform Commercial Code, all goods (except human tissue), fixtures and embedded computer programs and all things and property of the Borrower which are not otherwise defined in this Exhibit A, all of which whether now existing or hereafter acquired.

(vii) "Instruments", which means, in addition to the definition now and hereafter contained in the Uniform Commercial Code, all instruments, negotiable instruments or other writings that evidence a right of the Borrower to payment of a monetary obligation that is transferable in the ordinary course of the Borrower's business with any necessary endorsement or assignment, all of which whether now existing or hereafter acquired.

(viii) "Inventory", which means, in addition to the definition now and hereafter contained in the Uniform Commercial Code, all inventory and all goods (except human tissue), merchandise or other personal property held by the Borrower for sale or lease or under a contract of service or to be furnished under labels and other devices, names or marks affixed thereto for purposes of selling or identification, and all right, title and interest of the Borrower therein and thereto, all raw materials, packaging and shipping materials, work or goods in process or materials and supplies of every nature used, consumed or to be consumed in the Borrower's business, all of which whether now existing or hereafter acquired.

(ix) All promissory notes, documents, software and supporting obligations (and security interests and liens securing them) of the Borrower as now and hereafter defined in the Uniform Commercial Code whether now existing or hereafter acquired.

(x) As to all of the foregoing (i) through (ix) inclusive, all cash proceeds, non-cash proceeds and products thereof, additions and accessions thereto, replacements and substitutions therefor.

                                   EXHIBIT A-1


(i) "Accounts", which means, in addition to the definition now and hereafter contained in the Uniform Commercial Code, all accounts and any and all obligations of any kind at any time due and/or owing to the Borrower and all rights of the Borrower to receive payment or any other consideration, whether or not earned by performance, including without limitation, invoices, contract rights, Accounts, and all other debts, obligations and liabilities for property sold, leased, licensed, assigned or disposed of, for services rendered, for a policy of insurance issued or to be issued, for a secondary obligation, arising out of a credit card or for health-care insurance receivable, in whatever form, owing to Borrower from any person, firm, governmental authority, corporation or any other entity, all security therefor, all of which whether now existing or hereafter acquired.

(ii) "Chattel Paper", which means, in addition to the definition now and hereafter contained in the Uniform Commercial Code, all chattel paper and records that evidence both a monetary obligation and a security interest or lease in specific goods and software used in the goods, a lease of specific goods or a lease of specific goods and license of software used in the goods, including electronic chattel paper or whatever form, owing to Borrower or in which the Borrower has an interest, all of which whether now existing or hereafter acquired.

(iii) "Deposit Accounts", which means, in addition to the definition now and hereafter contained in the Uniform Commercial Code, all deposit accounts, whether demand, time, savings, passbook or similar accounts maintained by the Borrower at any bank, all of which whether now existing or hereafter acquired.

(iv) "Equipment", which means, in addition to the definition now and hereafter contained in the Uniform Commercial Code, all equipment, machinery, furniture and all other related goods, all replacements, repairs, modifications, alterations, additions, controls and operating accessories therefor, all substitutions and replacements therefor, all accessions and additions thereto of the Borrower, all of which whether now existing or hereafter acquired with the proceeds of Loan III or otherwise located on the Premises described in the Mortgage.

(v) " Goods," which means, in addition to the definition now and hereafter contained in the Uniform Commercial Code, all goods (except human tissue), fixtures located at the Premises described in the Mortgage and embedded computer programs and all things and property of the Borrower which are not otherwise defined in this Exhibit A-1, all of which whether now existing or hereafter acquired.

(vii) "Instruments", which means, in addition to the definition now and hereafter contained in the Uniform Commercial Code, all instruments, negotiable instruments or other writings that evidence a right of the Borrower to payment of a monetary obligation that is transferable in the ordinary course of the Borrower's business with any necessary endorsement or assignment, all of which whether now existing or hereafter acquired.

(viii) "Inventory", which means, in addition to the definition now and hereafter contained in the Uniform Commercial Code, all inventory and all goods (except human tissue), merchandise or other personal property held by the Borrower for sale or lease or under a contract of service or to be furnished under labels and other devices, names or marks affixed thereto for purposes of selling or identification, and all right, title and interest of the Borrower therein and thereto, all raw materials, packaging and shipping materials, work or goods in process or materials and supplies of every nature used, consumed or to be consumed in the Borrower's business, all of which whether now existing or hereafter acquired.

(ix) All promissory notes, documents, software and supporting obligations (and security interests and liens securing them) of the Borrower as now and hereafter defined in the Uniform Commercial Code whether now existing or hereafter acquired.

(x) As to all of the foregoing (i) through (ix) inclusive, all cash proceeds, non-cash proceeds and products thereof, additions and accessions thereto, replacements and substitutions therefor.

                                    EXHIBIT B


(i) "Mortgage," which means the Mortgage and Security Agreement dated June 10, 1999, or as it may be subsequently amended, executed by the Borrower as to the Property, and the Premises defined therein, together with all proceeds, products and insurance as to any and all of the foregoing.

(ii) "Assignment of Leases," which means the Assignment of Leases dated June 10, 1999, or as it may be subsequently amended, executed by the Borrower, and the Leases defined therein, together with all proceeds, products and insurance as to any and all of the foregoing.

(iii) Such pledge agreements/charge agreements executed by Osteotech, Inc., Osteotech, B.V. and H.C. Implants, B.V. pursuant to Article 4 hereof.

STATE OF NEW JERSEY   )
COUNTY OF MONMOUTH    ) ss:


On March 13, 2002, before me, the subscriber, a NOTARY PUBLIC of the State of New Jersey, personally appeared MICHAEL J. JEFFRIES, who, I am satisfied, is the person who signed the annexed document and I having first made known to him the contents thereof, he acknowledged that he signed, sealed and delivered the same as his voluntary act and deed for the uses and purposes therein expressed.


Sworn and Subscribed to
before me this 13 day
of March, 2002.


/s/ Linda Manning Savoca
------------------------

STATE OF NEW JERSEY   )
COUNTY OF MONMOUTH    ) ss:


On March 13, 2002, before me, the subscriber, a Notary Public of the State of New Jersey, personally appeared DAVID M. NILSEN, who, I am satisfied, is the person who signed the annexed document and I having first made known to him the contents thereof, he acknowledged that he signed, sealed and delivered the same as his voluntary act and deed for the uses and purposes therein expressed.

Sworn and Subscribed to
before me this 13th day
of March, 2002.


/s/ Irene Gutierrez
-------------------

                            AGREEMENT OF AMENDMENT TO
                          LOAN AND SECURITY AGREEMENT,
                         MORTGAGE, ASSIGNMENT OF LEASES
                               AND OTHER DOCUMENTS


















                              RECORD AND RETURN TO:

                                PAUL H. SHUR, ESQ
                                 REED SMITH LLP
                                 136 MAIN STREET
                                   PO BOX 7839
                             PRINCETON NJ 9853-7839